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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                                  MARCH 4, 2004
                Date of Report (date of earliest event reported)

                                THE BUCKLE, INC.
             (Exact name of Registrant as specified in its charter)


            NEBRASKA                       000-20132            47-0366193
 (State or other jurisdiction of         (Commission          (I.R.S. Employer
  incorporation or organization)         File Number)        Identification No.)


      2407 WEST 24TH STREET, KEARNEY, NEBRASKA         68845-4915
      (Address of principal executive offices)         (Zip Code)



       Registrant's telephone number, including area code: (308) 236-8491
           -----------------------------------------------------------

             (Former name, former address and former fiscal year if
                           changed since last report)







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                                TABLE OF CONTENTS


ITEM 12. Regulation FD Disclosure

SIGNATURES

EXHIBIT INDEX

EXHIBIT 99.1



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ITEM 12.  Regulation FD Disclosure

Item 12. Information Provided Under Item 12 (Results of Operations and Financial Condition). The following information is furnished pursuant to Item 12, "Results of Operations and Financial Condition." On March 4, 2004, The Buckle, Inc. announced financial results for its fourth quarter and fiscal year ended January 31, 2004. The full text of the press release is furnished as Exhibit 99.1 to this report.

The information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act"), as amended, and shall not be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as set forth by specific reference in such filing.




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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         The Buckle, Inc.

Date:  March 8, 2004                     By: /s/ KAREN B. RHOADS
                                         ------------------------
                                         Name:  Karen B. Rhoads
                                         Title:  Vice President of Finance,
                                         Treasurer and Chief Financial Officer



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                                  EXHIBIT INDEX


Exhibit 99.1      Press Release Dated March 4, 2004